This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the Investor Relations section of our website,
www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.
FORWARD LOOKING STATEMENTS

NON-GAAP MEASURES

ProAssurance Overview
We are the only pure-play, publicly-traded
healthcare professional liability (HCPL)
insurance company in America.

ProAssurance Corporate Profile
  Specialty writer of professional liability insurance
  Primarily Healthcare Professional Liability (HCPL)
  Only pure play public company writing predominately
 HCPL
  Market Cap: ~$2.7 billion
  Shareholders’ Equity: $2.2 billion
  Total Assets: $5 billion
  Annualized dividend yield is 1.1% / $0.25/share
  Rated “A” by Fitch and A. M. Best

ProAssurance Corporate Profile
  Evolving strategy is successfully adding business across the risk spectrum as the delivery of healthcare changes
  Distribution is Independent Agent (62%) and Direct (38%)
  Direct in Alabama, Florida and in all states for Podiatric business
  Dual distribution in DC, Texas and parts of Missouri
Q1 2011 Policyholders: ~71,000
2011 Gross Written Premium: $566 million

ProAssurance Geographic Profile
  Broad geographic diversification
  Locally-based decision-making differentiates ProAssurance by addressing each state’s unique medical/legal challenges

Corporate Headquarters
Corporate Headquarters
(Birmingham)
2010 Market Share: Six-Ten
2010 Market Share: Six-Ten
ProAssurance Footprint
March 31, 2012

This is What Differentiates our Company
  Our commitment to Treated Fairly
  Unwavering dedication to the defense of
 non-meritorious lawsuits
  Allows our insureds the right to an unfettered defense of
 their claims where permitted by law
  Steadfast dedication to in-depth underwriting and
 adequate pricing
  An unsurpassed level of customer service
  Unquestioned financial strength consistently
 delivering value for insureds and shareholders

Success Throughout the Insurance Cycle

Historical Book Value Per Share
Inception to 3/31/12
CAGR: 16%
Cumulative:1872%
10 Year Summary (2002 -2011)
CAGR: 16%
Cumulative: 342%
Inception to 5/15/12
CAGR: 15%
Cumulative:1606%
10 Year Summary (2002 -2011)
CAGR: 16%
Cumulative: 280%

Healthcare Professional Liability is Unique
Differs greatly from personal lines and
commercial lines insurance.
Understanding the tale of the “tail.”

HCPL Stands Apart in Insurance
  HCPL claims may not be filed for years after an
 incident and may take years to resolve: Long-tail
  Personal lines are short tail
  Introduces long periods of uncertainty
  Loss trends may change expected severity from time of
 initial pricing
  Can provide a false sense of security for start-ups and
 companies seeking to aggregate market share based on price
  Float can be meaningful
  HCPL claims are almost always lawsuits
  High cost to defend, even if you win

The HCPL Industry Cycle

(Estimated)
(Actual)
Premium in
millions
Industry Data 1976 Through 2009
Source: A. M. Best Aggregates and Averages
Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

The HCPL Market Today
  Prolonged period of “benign profitability”
  Premiums levels remain well above levels of 2000
  Significant policyholder retention by all companies
 despite fierce competition
  No large commercial carriers have entered the market
 in a meaningful manned
  Significant barriers to entry in underwriting and claims
 handling
  Psychological barriers exist—failures in the past
  No Catastrophe exposure

The HCPL Market Today
  Changes in healthcare delivery are changing the
 underlying dynamics
  Physicians are combining into larger groups
  Physician practices are being brought into hospitals through purchase or affiliation
  Hospitals are combining into large networks requiring
 greater insurance expertise and greater financial security
  Larger companies with geographical reach and
 financial strength will have an advantage in attracting
 new business and continuing to consolidate

The HCPL Market Today
  Market remains fragmented even after two
 decades of consolidation
  More than 100 writers
  Largest market share is <8%
  100 companies have <1%

ProAssurance in the Marketplace
We ensure that we deliver an unparalleled level of
service and financial stability that truly
differentiates our coverage and our Company.

Local Knowledge and National Reach
  Medical/Legal environment varies by state
  Often varies within states
  Regulatory environment differs greatly
  May limit the ability to ensure that rates accurately
 reflect loss trends
  Can affect the ability to introduce policy or
 procedural changes
  Overall business climate differs and can change
  Demographics of the medical population and
 consumers

ProAssurance Operational Philosophy
  Maintain our profitability and grow book value
  Ensure outstanding performance in a challenging
 financial market and a demanding line of insurance
  Focus on long-term
  Maintaining balance sheet strength and institutional
 expertise to prepare for a changing market
  Leverage financial strength
  Protects the balance sheet
  Maintains our leading market position
  Build strength for the next cycle turn

Underwriting for Profitability Not Market Share
  Underwriting process driven by individual risk
 selection and assessment of loss history, areas
 of practice, and location
  Rates contemplate specific ROE expectations
  Frequent rate/loss reviews ensure adequate prices
  Rate filings consider the results of the past five to
 seven years to ensure a single year does not unduly
 influence results
  Stringent underwriting standards maintain rate
 structure and enhance profitability

ProAssurance and Today’s Market
  Peak pricing was in 2006
  Improved frequency trends are reflected in recent rate declines
  Improvement in frequency has outweighed the steady, manageable rise in severity
  Loss trends have improved in states with and without tort reforms
  Rate changes (up or down) through 2012 will likely be low-to-mid single digits
MD/DO Rate Change History
PICA excluded to facilitate accurate comparisons over time

ProAssurance and Today’s Market
  ProAssurance’s retention remains at historically high
 levels
  Continued underwriting vigilance is being used today
 to ensure future success

New Claims Opened Each Year
Claims Trends Remain Favorable
  Fewer cases to try following significant decline in frequency
  Severity trends steady and manageable
  No observed effect from the economic downturn
  Trends are much the same in states with or without Tort Reform

ProAssurance Claims Tried to a Verdict

Understanding Recent Loss Trends
  Frequency stable after
 historic declines
  Lawyers are the gatekeepers
  Must weigh the cost of a trial vs.
 chances of success
  Likelihood of success is affected
 by many factors
  Societal perceptions of lawsuits
 against physicians
  Effects of the overall tort reform
 debate and headlines across the
 country
  Reforms enacted in some states
  Better quality of care reduces the
 number of medical misadventures

  Severity uptrend remains
 steady at 3%-4%
  Closely tied to inflation
  Primarily medical cost inflation
  Jury sentiment in reaction to
 headlines has moderated, but
 not eliminated, runaway
 verdicts in recent years
  Tort Reforms have limited
 non-economic damages in a
 number of states

ProAssurance Business Outlook
  We ARE writing new business that we believe
 will meet our profitability goals
  $68 million in new physician business in 2011
   Approximately $48 million due to AMPH
  Includes approximately $6.5 million in first year claims-
 made premium in the Certitudetm program
  Major competitors continue to be largely
 disciplined in pricing
  No new market entrants

Calendar Year Combined Ratio: ProAssurance Consistently Outperforms
ProAssurance Outperforms the Industry

Five Years: ProAssurance Average: 73.5% / Industry Average: 83.3%
Ten Years: ProAssurance Average: 94.2% / Industry Average: 106.3%
All Years: ProAssurance Average: 93.6% / Industry Average: 109.7%
Source: A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business

Consistent Approach to Reserves
  Consistent reserving practices provide protection
 against a loss trend reversal and capital erosion
Net Favorable Reserve Development
Net Reserve per Open MPL Claim1
1 Statutory basis; Loss & LAE
 Acquired company data included at end of acquiring year

Differentiate Through Claims Defense
  We leverage our financial strength to gives our insureds the opportunity for an uncompromising defense of their claim
  Differentiates our product
  Provides long-term financial and marketing advantages
  Retains business and deters future lawsuits
  Increasingly important as claims data becomes public
  Malpractice outcomes now public in 26 states
ProAssurance: 79% No Paid Losses
Industry: 72% No Paid Losses
Source: PIAA 2010 Claim Trend Analysis
 ProAssurance Excluded
Five Year Average
2006-2010

The Ohio Example: 2005 - 2010 Data
  Comprehensive, reliable data provided by the Ohio Department of Insurance
  Broad range of competitors and business approaches

www.insurance.ohio.gov/Legal/Reports/Documents/2010ClosedClaimReport.pdf
Fewer Claims Closed With Indemnity
More Claims Defended in Court
2x Lower Average Indemnity Payment per Closed Claim

The Bottom Line Benefits of Strong Defense
  Our ability and willingness to defend claims allows us
 to achieve better results

Source: Statutory Basis, A.M. Best Aggregates & Averages
 Some totals may not agree due to rounding
ProAssurance vs. Industry
Average Loss Ratio (2006-2010)
Legal
Payments
Loss
Payments
64.3%
44.2%
61.5%
53.6%
41.6%
76.0%
36.8%
ProAssurance Stand Alone
Loss Ratio (2006-2011)
24.7%

Malpractice Made Public
  Malpractice judgments/settlements now
 disclosed in 26 states
  Disciplinary actions
 now disclosed in
 all states
Board / Discipline / Med-Mal
Med-Mal disclosure
legislation proposed
P
Source: Federation of State Medical Boards National Clearinghouse and
 ProAssurance research

The Residual Cost of a Plaintiff Verdict
  Financial Effects
  Higher MPL premiums
  May affect quality scoring under new payment regimes
  Credentialing Implications
  Disclosure required when applying for licensing, privileges and treatment panels throughout their medical career
  Reputational Damage
  May affect referrals
  Online disclosure can affect acquisition of new patients
  Emotional Stress before, during and after
  Influences future treatment behavior and patient relationships

Effective Risk Management
  Allows us to touch even those insureds not currently
 involved in a claim
  Over 70% of insured physicians were touched by risk
 management in 2011
  Over 84,000 specialty-specific risk management
 publications delivered each year

Involving Insureds
  Claims & Underwriting Committees in key states
  45 meetings in 15 states for 2012
  Representation by specialty and geography
  Regional Advisory Boards
  Hundreds of meetings each year involve our insureds at the county level in key states
  Ensures that we stay close to our risk and know the
 market
  Spreads our message back to our target market

The Reform Discussions
We prepare for the worst case
legal or legislative outcome.

Healthcare Reform
  Known: More customers for us
  May accelerate the growth of hospital-owned practices and
 consolidation into larger groups
  Provides an opportunity for us due to our geographic reach, long-term experience in hospitals and our financial strength
  We have enhanced our ability to write new classes of
 business through acquisitions
  May hasten the need for consolidation of smaller insurers
  Unknown: Effect on the medical/legal environment
  Increased patient frustration with the system
  Possibility of more unexpected outcomes

Tort Reform
  No meaningful Tort Reform in healthcare reform laws
  No prospect for Federal Tort Reform despite recent
 positive action on H.R. 5
  State Tort Reform battles now being fought in the
 courts with mixed results
  We do not depend on Tort Reform for success
  Our results are solid in states with and without Tort
 Reforms
  Prices are set, and reserves established, as if there is no tort reform, until results reflect otherwise

ProAssurance’s Growth Strategy
We are confident that our deep expertise and solid
financial strength have prepared us for the
challenges of the evolving healthcare market

Driving ProAssurance’s Growth
  Growth opportunities will be shaped by a healthcare
 landscape that will see enormous changes—with or
 without federal healthcare reform
  We are expanding our hospital capabilities and
 commitment
  Building on two decades of hospital experience
  We continue to enhance our commitment to
 individual providers and small groups
  There will be M&A in our future but our growth may
 be less dependent on M&A than in the past

ProAssurance’s Growth Strategy
  Leverage our reach, expertise and financial strength with larger accounts
  Example: The Certitudetm program
 with Ascension Health
  Largest non-profit healthcare
 system in the US
  Now in Michigan, Florida,
 Indiana and Texas
  Expanding into other states
 throughout 2012
  Insuring Ascension-affiliated
 physicians through coordinated,
 jointly insured programs
  Financial involvement of both entities creates
 incentive to reduce risk

*www.ascensionhealth.org/annualreport/health.php
Ascension Health’s Ministry Locations*

ProAssurance’s Growth Strategy
  Joint physician/hospital insurance products to
 addresses the unique risk tolerance and claims-
 handling expectation of each insured
  Already creating broad interest in the market with
 several policies in force
  Providing sophisticated alternative risk
 programs for organizations as they increase in
 size and sophistication
  We have proven experience in facilitating self-
 insurance and captive insurance programs

ProAssurance’s M&A Strategy
  Consolidation will continue and will remain episodic
  Fewer significant targets
  Remaining companies of size are in important strategic areas
  We prefer “health care centric” but will consider closely related liability lines
  Legal/regulatory environment must be favorable
  Not all M&A opportunities should be pursued
  We do not “bet the company” on any transaction

Soft Market
Hard Market
M & A
de novo
Expansion
Internal
Growth
All avenues
open
because of
pricing
power
M & A is
preferable
because of
pricing
pressure
M & A and the Insurance Cycle

Successful M&A History

2009: Consolidation of:
 Mid-Continent General Agency
2009: Consolidation of:
 Mid-Continent General Agency
 Georgia Lawyers Insurance Co.
 Georgia Lawyers Insurance Co.
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
1994: Consolidation of:
 West Virginia Hosp. Ins Co.
1994: Consolidation of:
 West Virginia Hosp. Ins Co.
1995: Consolidation of;
1995: Consolidation of;
 Physicians Ins Co of Indiana
 Physicians Ins Co of Indiana
 Assumed business of:
 Physicians Ins Co of Ohio
 Assumed business of:
 Physicians Ins Co of Ohio
1996: Consolidation of:
1996: Consolidation of:
 Missouri Medical Ins Co
 Missouri Medical Ins Co
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
Founding in the 1970s
Founding in the 1970s
1999: Assumed business of:
 Medical Defense Associates (MO)
1999: Assumed business of:
 Medical Defense Associates (MO)
Mutual Assurance
Physicians Ins. Co. of Michigan
Professionals Group
Creation of:
Creation of:
2005: Consolidation of:
 NCRIC Group
2005: Consolidation of:
 NCRIC Group
2006: Consolidation of:
 PIC Wisconsin Group
2006: Consolidation of:
 PIC Wisconsin Group
2007: PRI renewal rights deal
2002: SERTA renewal rights deal
2001: OUM renewal rights deal
2000: DPM Merger
1999: PACO Acquisition
Completed
11/30/10

ProAssurance Performs
Delivering meaningful value for our shareholders

Committed to Effective Capital Management
  Balancing future needs with current market reality
  Dividend is current $1.00/share/year
  Complements our prudent share repurchase program
  $321 million spent to repurchase 6.1 million shares since 2005
  Enhancing shareholder value by repurchasing shares
 at prices that build Book Value

Share Repurchase History

Steady Returns
  Long-term ROE target: 12% -14%

Focused on Book Value
  Book Value per Share captures our focus on long-term
 excellence
  Increased every year we have been public

Inception to 3/31/12
CAGR: 16%
Cumulative:1872%
10 Year Summary (2002 -2011)
CAGR: 16%
Cumulative: 342%
Historical Book Value Per Share

Driving Share Prices Higher
  Share price reflects investor confidence in our
 business decisions and long-term strategy

Historical Share Price
Inception to 5/15/12
CAGR: 15%
Cumulative:1606%
10 Year Summary (2002 -2011)
CAGR: 16%
Cumulative: 280%

Driven to Excel / Focused on Shareholder Value
  Maintaining profitability
  Sustaining book value growth
  Producing sustainable shareholder value
  Focusing on long-term—ready for the market turn

Current Prices Continue to Offer a Compelling Buying Opportunity

Management is Experienced & Invested
  Effective management remains in place—15 years average tenure at ProAssurance
  Average ProAssurance tenure through the VP level is 15 years, with an average of 25 years industry experience
  Management and employees are invested, owning ~4% of ProAssurance stock

W. Stancil Starnes, JD
Chairman & Chief Executive Officer
Company Tenure: 5 Years
Prior MPL Experience: 29 Years
Total Industry & Related Experience: 34 Years
Formerly in the private practice of law in MPL defense and
complex corporate litigation.

Victor T. Adamo, JD, CPCU
President
Company Tenure: 27 Years
Prior MPL Experience: 5 Years
Total Industry & Related Experience: 32Years
Formerly in the private practice of corporate law. President of
Professionals Group, prior to formation of ProAssurance.

Ross E. Taubman, DPM
President of PICA
Company Tenure: 1 Year
Prior MPL Experience: -
Total Industry & Related Experience: 27 Years
Formerly in the private practice of podiatry . Leader in
organized podiatric medicine; former president and Trustee of the American Podiatric Medical Association.

Jeffrey L. Bowlby, ARM
Sr. Vice-President & Chief Marketing Office
Company Tenure: 14Years
Prior MPL Experience: -
Total Industry & Related Experience: 28 Years
Career-long experience in insurance sales and marketing,
most recently as SVP for Marketing with Meadowbrook.

Howard H. Friedman, ACAS
Sr. Vice-President & Chief Underwriting Officer
Company Tenure: 15Years
Prior MPL Experience: 16 Years
Total Industry & Related Experience: 31 Years
Career-long experience in MPL company operations
and management. Former ProAssurance CFO.

Jeffrey P. Lisenby, JD
Sr. Vice-President, General Counsel & Secretary
Company Tenure: 11 Years
Prior MPL Experience: -
Total Industry & Related Experience: 11 Years
Formerly in the private practice of law.

Duncan Y. Manley
Vice-President, Operations and Information Systems
Company Tenure: 12 Years
Prior MPL Experience: 7 Years
Total Industry & Related Experience: 19 Years
Career-long experience in MPL company operations as an
executive and consultant.

Frank B. O’Neil
Sr. Vice-President & Chief Communications Officer
Company Tenure: 24 Years
Prior MPL Experience: -
Total Industry & Related Experience: 24 Years
Formerly a television news executive and anchor.

Edward L. Rand, Jr., CPA
Sr. Vice-President & Chief Financial Officer
Company Tenure: 7 Years
Prior MPL Experience: -
Total Industry & Related Experience: 19Years
Career-long experience in insurance finance and accounting.
Most recently Chief Accounting Officer for Partner Re.

Darryl K. Thomas, JD
Sr. Vice-President & Chief Claims Officer
Company Tenure: 17 Years
Prior MPL Experience: 10 Years
Total Industry & Related Experience: 27 Years
Career-long experience in MPL claims management.

Hayes V. Whiteside, MD, FACS
Sr. Vice-President & Chief Medical Officer
Company Tenure: 8 Years
Prior MPL Experience: -
Total Industry & Related Experience: 28 Years
Formerly in the private practice of Urology.

Adam P. Wilczek
Sr. Vice-President & Chief Operating Officer of PICA
Company Tenure: 16 Years
Prior MPL Experience: 21 Years
Total Industry & Related Experience: 36 Years
Former executive with Medical Inter-Insurance Exchange
(MIIX) and Chubb.

Further Discussion Materials
 1. Investment Portfolio Detail
 2. Additional Financial Data

Investment Portfolio Detail
ProAssurance remains conservatively
invested, to ensure our ability to keep our
long-term promise of insurance protection

ProAssurance: Investment Profile

$4.1 Billion Overall Portfolio
$3.7 Billion Fixed Income Portfolio
  Average duration: 4.1 years
  Average tax-equivalent Income yield: 4.4%
  Investment grade: 96%
  Weighted average: AA-
3/31/12
  Key portfolio actions in Q1 2012
  Added dividend-paying equities
  Added to high yield investments
  CUSIP-level portfolio disclosure on our website:
 www.proassurance.com/investorrelations/supplemental.aspx

ProAssurance Portfolio Detail: Asset Backed

03/31/12
Subject to Rounding
Asset Backed: $687 Million
Weighted Average Rating: “AA+”
Breakdown of Agency MBS Holdings
Key CMBS Details Provided on Following Page
Sub-Prime: $8.1 mil Market Value (AFS)
 $0.9 mil net unrealized loss

ProAssurance Portfolio Detail: CMBS
 $77.8 million Fair Value in non-agency CMBS
  Book Value: $72.3 million (2% of fixed income portfolio)
 We have experienced no losses on our CMBS positions

03/31/12

ProAssurance Portfolio Detail: Municipals

Municipals: $1.2 Billion / Average Rating is AA
Investment policy has always required
 investment grade rating prior to applying the
 effect of insurance
Weighted Average Rating: AA
03/31/12

ProAssurance Portfolio Detail: Equities & Other

Equities & Other: $276 Million
3/31/12

ProAssurance Portfolio Detail: Corporate

Corporates: $1.4 Billion
Weighted Average Rating: A-
12/31/11

ProAssurance Portfolio Detail: Various
  Rated A1/P1 or better
  Money Markets:
  Moody’s: Aaa
  S&P: AAA
 Weighted average rating
  Moody’s: AA3
  S&P: AA-
  A. M. Best: A+
Treasury / GSE: $319 Million
Short Term: $133 Million
BOLI: $53 Million
03/31/12

Additional Financial Data
ProAssurance remains conservatively
invested, to ensure our ability to keep our
long-term promise of insurance protection

2011 Financial Highlights

Year Ended December 31,
	2011	2010
Gross Premiums Written	$ 565,895	$ 533,205
Net Premiums Earned	$ 565,415	$ 519,107
Net Investment Income	$ 140,956	$ 146,380
Net Income (Includes Investment Losses)	$ 287,096	$ 231,598
Operating Income	$ 278,514	$ 219,457
Net Income per Diluted Share	$ 9.31	$ 7.20
Operating Income per Diluted Share	$ 9.03	$ 6.82

Q1 2012 Financial Highlights

Quarter Ended,
	3/31/2012	3/31/2011
Gross Premiums Written	$ 170,448	$ 160,813
Net Premiums Earned	$ 136,659	$ 132,077
Net Investment Income	$ 33,492	$ 36,161
Net Income (Includes Investment Losses)	$ 55,645	$ 47,693
Operating Income	$ 48,226	$ 44,984
Net Income per Diluted Share	$ 1.80	$ 1.55
Operating Income per Diluted Share	$ 1.56	$ 1.46

Conservative Use of Debt / Low Leverage
  Low Debt to Cap Ratio
  No strain on cash flow

Debt to Equity
No Debt Prior to 2001
Strong Capital Position
  Prepared for an improving market
 *

 Annualized 2012 premium
 for presentation purposes
 only. Specifically disclaimed
 as a projection of premiums

  Pricing discipline becomes even more
 critical in a low interest rate environment
  Lack of investment yield may be a hard
 market catalyst
Return on Equity and Investment Returns

Assumes a 1:1 premium to surplus ratio for physicians
professional liability claims-made coverages
Combined Ratio Required to
Generate a 13% Return on Equity
Long-Term ROE Target is 13%
  The choice: chase yield or extend duration
  We are maintaining duration, looking for
 opportunities
The Yield Trap
Revised to reflect yields at 12/31/11

Long-Term Financial Strength Sets Us Apart
 Ensuring the strength of our balance sheet is our top financial priority
  Financial strength differentiates us in the market
  The claims defense philosophy that differentiates us in the market leverages our financial strength

Shareholders’ Equity
77% Increase Since 12/31/07
Total Assets

Net Investment Income
Net Premiums Written
($ in millions. Excludes discontinued operations)
Net Income
Operating Income1

1  Excludes the after-tax effects of net realized gains or losses, and, in 2012, the effect of
 $714,000 in confidential settlements that do not reflect normal operating results

Capital Growth: 2007-2011

in $000’s except total equity (000,000’s)